SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 25, 2003

LODGENET ENTERTAINMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 West Innovation Street, Sioux Falls, SD	57107

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(605) 988-1000

n/a

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release
EX-99.2 PowerPoint Slides

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release issued February 25, 2003.

99.2	PowerPoint Slides

Item 9. Regulation FD Disclosure.

LodgeNet Entertainment Corporation issued a press release on February 25, 2003, a copy of which is attached as Exhibit 99.1. The press release contains information relating to the success of LodgeNet’s digital television system. In the press release, LodgeNet reaffirmed its first quarter financial guidance released earlier this month.

The press release was issued in connection with LodgeNet’s participation in the CIBC Gaming, Lodging and Leisure Conference. At this conference, LodgeNet presented a PowerPoint slide presentation that is attached as Exhibit 99.2.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGENET ENTERTAINMENT CORPORATION

Date: February 25, 2003	By	/s/ Scott C. Petersen

	Its	Scott C. Petersen President and Chief Executive Officer

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EXHIBIT INDEX

99.1	Press Release issued February 25, 2003.

99.2	PowerPoint Slides.

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